Exhibit 99.1

Bank of Hawaii Corporation Second Quarter 2009 Financial Results

•      Diluted Earnings Per Share $0.65

•      Net Income for the Quarter $31.0 Million

•      Board of Directors Declares Dividend of $0.45 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (July 27, 2009) – Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.65 for the second quarter of 2009, down from diluted earnings per share of $1.00 in the same quarter last year.  Net income for the second quarter of 2009 was $31.0 million compared to net income of $48.3 million in the second quarter of 2008.  Results for the second quarter of 2009 included FDIC insurance expense of $9.0 million compared with $0.2 million in the second quarter of 2008.  Second quarter 2009 results also included a provision for credit losses of $28.7 million compared to a provision for credit losses of $7.2 million in the same quarter last year.  The return on average assets for the second quarter of 2009 was 1.06 percent, compared to 1.85 percent during the same quarter last year.  The return on average equity for the second quarter of 2009 was 14.49 percent compared to 24.82 percent for the second quarter of 2008.

During the quarter, the Company sold a loan made to a major mall owner, restructured a leveraged lease that involved a bankrupt automobile manufacturer, and wrote down the carrying value of a non-relationship syndicated credit that was subsequently sold.  The result of these three transactions was an increase in net charge-offs of $13.6 million.

Average deposits increased $471 million during the second quarter of 2009.  Shareholders’ equity increased $12 million to $846 million at June 30, 2009.  The allowance for loan and lease losses increased $3 million during the second quarter of 2009 and currently represents 2.23 percent of outstanding loans and leases.

“We continued to pursue our near-term strategies of maintaining strong liquidity, reserves, and capital during the second quarter of 2009,” said Allan R. Landon, Chairman, and CEO.  “Our profitability during the quarter was helped by increased net interest income.  The Company’s results included an industry-wide FDIC assessment and losses from the resolution of three significant credits.  Bank of Hawaii has a strong balance sheet and is well prepared.”

- more -

For the six months ended June 30, 2009, net income was $67.0 million, down $38.5 million compared to net income of $105.5 million for the same period last year.  Diluted earnings per share were $1.40 for the first half of 2009, down from $2.18 for the first half of 2008.  The year-to-date return on average assets was 1.18 percent, down from 2.01 percent for the same period in 2008.  The year-to-date return on average equity was 16.13 percent, down from 27.33 percent for the six months ended June 30, 2008.

Results for the first six months of 2009 included gains of $13.7 million from the disposition of leased equipment and the sale of the Company’s retail insurance brokerage business.  These gains were offset by increases in the allowance for loan and lease losses and expenses for legal contingencies, an industry-wide FDIC assessment, and early debt retirement.  Results for the first half of 2008 included $25.3 million from the redemption of Visa shares and a lessee’s early buy-out of an aircraft lease.  Partially offsetting these prior year gains were expenses for employee incentives, legal contingencies, a call premium on Capital Securities, an increase in the allowance for loan and lease losses, and contributions to the Bank of Hawaii Charitable Foundation.  Details of these items are included in Table 2.

Financial Highlights

Net interest income, on a taxable equivalent basis, for the second quarter of 2009 was $103.2 million, down $4.2 million from net interest income of $107.4 million in the second quarter of 2008, and up $5.9 million from net interest income of $97.3 million in the first quarter of 2009.  The decrease in net interest income compared to the second quarter of 2008 was largely due to a lower net interest margin resulting from greater liquidity being held at low yields, lower interest rates, and lower levels of loans.  The increase compared to the first quarter of 2009 was mainly due to a higher level of earning assets.  For the six months ended June 30, 2009, net interest income on a taxable-equivalent basis was $200.5 million compared to $209.8 million for the same period in 2008.  Analyses of the changes in net interest income are included in Tables 7a, 7b and 7c.

The net interest margin was 3.73 percent for the second quarter of 2009, a 68 basis point decrease from 4.41 percent in the second quarter of 2008 and a decrease of 3 basis points from 3.76 percent in the first quarter of 2009.   For the six months ended June 30, 2009, the net interest margin was 3.75 percent compared to 4.29 percent for the same six months in 2008.  The decrease in the net interest margin was largely the result of lower interest rates and the Company’s strategy to increase liquidity and reduce risk.

Results for the second quarter of 2009 included a provision for credit losses of $28.7 million compared with $7.2 million in the second quarter of 2008 and $24.9 million in the first quarter of 2009.  The provision for credit losses exceeded net charge-offs by $3.0 million in the second quarter of 2009.  The provision for credit losses exceeded net charge-offs by $2.5 million in the second quarter of 2008 and exceeded net charge-offs by $10.9 million in the first quarter of 2009.

Noninterest income was $59.8 million for the second quarter of 2009, a decrease of $0.7 million compared to $60.5 million in the second quarter of 2008, and a decrease of $10.5 million compared to $70.4 million in the first quarter of 2009.  Noninterest income in the second quarter of 2009 included a gain of $2.8 million related to the Company’s sale of its equity interest in an aircraft lease to a cargo carrier and $0.9 million due to the previously mentioned sale of the retail insurance brokerage business.  Results for the first quarter of 2009 included a gain of $10.0 million related to the disposition of leveraged leases for two watercraft.

2

Noninterest expense was $89.6 million in the second quarter of 2009, up $5.7 million from $83.9 million in the same quarter last year, and up $1.7 million from $87.9 million in the previous quarter.  Noninterest expense in the second quarter of 2009 included FDIC insurance expense of $9.0 million, including the Company’s $5.7 million share of an industry-wide assessment.  FDIC insurance expense in the second quarter of 2008 was $0.2 million and $1.8 million in the first quarter of 2009.  Salaries and benefits decreased during the second quarter of 2009 primarily due to a reduction in the reserves for medical and dental expenses, and lower payroll taxes.  An analysis of salary and benefit expenses is included in Table 8.

The efficiency ratio for the second quarter of 2009 was 55.07 percent, compared with an efficiency ratio of 50.01 percent in the same quarter last year and 52.52 percent in the previous quarter.  The efficiency ratio for the first half of 2009 was 53.78 percent compared with 49.80 percent for the same period last year.

The effective tax rate for the second quarter of 2009 was 30.18 percent compared to 37.03 percent during the same quarter last year and 34.00 percent in the previous quarter.  The lower effective tax rate in the second quarter of 2009 was primarily due to accounting for the termination of the leveraged lease that resulted in a $1.6 million income tax benefit.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services, and Treasury & Other.  Results are determined based on the Company’s internal financial management reporting process and organizational structure.  Selected financial information for the business segments is included in Tables 12a and 12b.

Asset Quality

Credit quality continued to reflect the weak economy during the second quarter of 2009.  Non-accrual loans and leases were $38.6 million at the end of June 30, 2009, up from $6.5 million at June 30, 2008, and down from $40.0 million at March 31, 2009.  As a percentage of total loans and leases, non-accrual loans and leases were 0.63 percent at June 30, 2009.  The decrease in non-accrual loans and leases compared to the prior quarter was due to the previously mentioned sale of a commercial loan made to a mall owner, which was partially offset by an increase in consumer non-accrual loans.   The increase in non-accrual consumer loans was largely due to land loans, second homes, and investor properties on neighbor islands.  More information on changes in nonperforming assets is presented in Table 10.

During the quarter, the Company restructured an existing leveraged lease covering 31 locomotives, which was originally guaranteed by an automotive company that went through bankruptcy proceedings.  The restructured lease is now accounted for as a direct financing lease.  In terminating the existing leveraged lease transaction, the Company removed $17.9 million from lease outstandings, recognized $45.9 million in the new direct financing lease, and recognized $32.4 million in non-recourse debt.  As a result of the restructuring, the Company recorded a $4.4 million charge-off and a $1.6 million income tax benefit.

Net charge-offs during the second quarter of 2009 were $25.7 million compared to $4.7 million in the second quarter last year and $14.0 million in the first quarter of 2009.  Net charge-offs for the second quarter of 2009 included $6.9 million for the previously discussed commercial loan sold during the quarter, $4.4 million as a result of the lease restructuring, and $2.3 million related to a syndicated credit that was sold.  The remaining net charge-offs were largely in the consumer portfolio.

3

The allowance for loan and lease losses was $137.4 million at June 30, 2009, up from $102.5 million at June 30, 2008, and up from $134.4 million at March 31, 2009.  The ratio of the allowance for loan and lease losses to total loans and leases increased to 2.23 percent at June 30, 2009.  The reserve for unfunded commitments at June 30, 2009 was $5.4 million.  Details of charge-offs, recoveries and the components of the total reserve for credit losses are summarized in Table 11.

Other Financial Highlights

Total assets were $12.19 billion at June 30, 2009, up $1.82 billion from $10.37 billion at June 30, 2008, and up $747 million from $11.45 billion at March 31, 2009.  Average total assets were $11.75 billion during the second quarter of 2009, up $1.25 billion from $10.50 billion during the second quarter last year, and up $657 million from $11.10 billion during the previous quarter.  The growth in assets was the result of the Company’s strong deposit generation.

Total loans and leases were $6.15 billion at June 30, 2009, down $368 million from $6.52 billion at June 30, 2008, and down $189 million compared with $6.34 billion at March 31, 2009.  Average loans and leases were $6.26 billion during the second quarter of 2009, down $273 million from average loans and leases of $6.53 billion during the second quarter last year, and down $188 million from $6.45 billion during the previous quarter.  Total commercial loans were $2.33 billion at June 30, 2009, down $44 million from $2.37 billion at June 30, 2008, and down slightly from March 31, 2009.  Total consumer loans were $3.82 billion at June 30, 2009, down in all loan products compared with previous quarters due to reduced consumer demand.  Loan and lease portfolio balances are summarized in Tables 6a, 6b, and 9.

Total deposits were $9.02 billion at June 30, 2009, up $1.12 billion from $7.90 billion at June 30, 2008, and down $193 million from $9.21 billion at March 31, 2009.  The increase in total deposits compared with the same period last year was widespread among deposit categories.  The decrease in deposits compared with the previous quarter was due to a reduction in public funds, partially offset by continued growth in consumer and commercial deposits.  Average total deposits were $9.22 billion during the second quarter of 2009, up $1.26 billion from $7.96 billion during the second quarter last year, and up $471 million from $8.75 billion during the previous quarter.  Deposit balances are summarized in Table 9.

Total long-term debt was $91.4 million at June 30, 2009, down $113.9 million from long-term debt of $205.4 million at June 30, 2008, and up $32.4 million from $59.0 million at March 31, 2009.  The decrease compared to the same quarter last year was due to the repayment of $119.0 million in subordinated notes and the early payment of $25.0 million in privately placed notes during the first quarter of 2009.  The increase in long-term debt compared to the previous quarter was due to the accounting for the previously discussed leveraged lease restructure.

Consistent with the Company’s plans to build capital levels, no shares were repurchased during the second quarter of 2009.  Remaining buyback authority under the share repurchase program was $85.4 million at June 30, 2009.  Total shareholders’ equity was $845.9 million at June 30, 2009, up from $767.6 million at June 30, 2008, and up from $833.9 million at March 31, 2009.  The ratio of tangible common equity to risk weighted assets was 13.02 percent at June 30, 2009, up from 10.81 percent at June 30, 2008, and up from 12.47 percent at March 31, 2009.  At June 30, 2009, the Tier 1 leverage ratio was 6.66 percent compared to 7.01 percent at June 30, 2008 and 6.94 percent at March 31, 2009.  The decrease in the Tier 1 leverage ratio compared with the prior quarters was due to significant growth in marketable securities.

4

The Company’s Board of Directors declared a quarterly cash dividend of $0.45 per share on the Company’s outstanding shares.  The dividend will be payable on September 15, 2009 to shareholders of record at the close of business on August 31, 2009.

Hawaii Economy

Hawaii’s economy continued to reflect weakness during the second quarter of 2009.  The statewide unemployment rate increased to 7.4 percent on a seasonally adjusted basis during the quarter and total jobs contracted 3.1 percent from the beginning of the year.  Residential real estate prices in Hawaii have held their value better than many U. S. mainland markets.  While total 30 days-plus mortgage delinquencies in the state of Hawaii rose to 5.64 percent, they remain significantly below the national average of 8.22 percent.  Bank of Hawaii’s 30 days-plus mortgage delinquencies were 1.07 percent at June 30, 2009.  Visitor levels, both arrivals and expenditures, remain below the comparable periods last year, although arrivals from the Pacific states, the largest regional market, rose 5.4 percent in May, the first increase since February 2008.  More information on Hawaii economic trends is presented in Table 14.

Conference Call Information

The Company will review its second quarter 2009 financial results today at 8:00 a.m. Hawaii Time (2:00 p.m. Eastern Time).  The conference call will be accessible via teleconference and via the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com.  The conference call number for participants in the United States is 866-383-8008.  International participants should call 617-597-5341.  No pass code is required.  A replay of the conference call will be available for one week beginning Monday, July 27, 2009 by calling 888-286-8010 in the United States or 617-801-6888 internationally and entering the pass code number 75775269 when prompted.  A replay will also be available on the Company’s web site.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain “forward-looking statements”, such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the U.S. Securities and Exchange Commission.  We have not committed to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers, and governments in Hawaii, American Samoa, and the West Pacific.  The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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5

Bank of Hawaii Corporation and Subsidiaries
Financial Highlights (Unaudited)	Table 1

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2009	2009	2008	2009	2008
For the Period:
Operating Results
Net Interest Income	$102,851	$97,062	$107,168	$199,913	$209,348
Provision for Credit Losses	28,690	24,887	7,172	53,577	21,599
Total Noninterest Income	59,832	70,365	60,539	130,197	146,664
Total Noninterest Expense	89,584	87,933	83,862	177,517	177,294
Net Income	31,006	36,040	48,282	67,046	105,497
Basic Earnings Per Share	0.65	0.76	1.01	1.41	2.20
Diluted Earnings Per Share	0.65	0.75	1.00	1.40	2.18
Dividends Declared Per Share	0.45	0.45	0.44	0.90	0.88

Performance Ratios
Return on Average Assets	1.06%	1.32%	1.85%	1.18%	2.01%
Return on Average Shareholders’ Equity	14.49	17.86	24.82	16.13	27.33
Efficiency Ratio (1)	55.07	52.52	50.01	53.78	49.80
Operating Leverage (2)	(8.04)	2.41	(11.62)	(14.62)	16.01
Net Interest Margin (3)	3.73	3.76	4.41	3.75	4.29
Dividend Payout Ratio (4)	69.23	59.21	43.56	63.83	40.00
Average Shareholders’ Equity to Average Assets	7.30	7.37	7.45	7.34	7.34

Average Balances
Average Loans and Leases	$6,258,403	$6,446,513	$6,531,587	$6,351,938	$6,559,753
Average Assets	11,753,580	11,096,322	10,504,421	11,426,766	10,574,162
Average Deposits	9,222,130	8,751,374	7,958,171	8,988,053	7,955,360
Average Shareholders’ Equity	858,139	818,218	782,429	838,288	776,293

Market Price Per Share of Common Stock
Closing	$35.83	$32.98	$47.80	$35.83	$47.80
High	41.42	45.24	57.37	45.24	57.37
Low	31.35	25.33	46.62	25.33	40.95

		June 30,	March 31,	December 31,	June 30,
		2009	2009	2008	2008
As of Period End:
Balance Sheet Totals
Loans and Leases		$6,149,911	$6,338,726	$6,530,233	$6,518,128
Total Assets		12,194,695	11,448,128	10,763,475	10,371,149
Total Deposits		9,019,661	9,212,791	8,292,098	7,903,990
Long-Term Debt		91,432	59,003	203,285	205,351
Total Shareholders’ Equity		845,885	833,935	790,704	767,558

Asset Quality
Allowance for Loan and Lease Losses		$137,416	$134,416	$123,498	$102,498
Non-Performing Assets		39,054	40,329	14,949	6,680

Financial Ratios
Allowance to Loans and Leases Outstanding		2.23%	2.12%	1.89%	1.57%
Tier 1 Capital Ratio		12.56	12.02	11.24	10.86
Total Capital Ratio		13.82	13.28	12.49	12.12
Leverage Ratio (5)		6.66	6.94	7.30	7.01
Tangible Common Equity to Total Assets (6)		6.65	6.97	7.01	7.06
Tangible Common Equity to Risk-Weighted Assets (6)		13.02	12.47	11.28	10.81

Non-Financial Data
Full-Time Equivalent Employees		2,533	2,587	2,581	2,534
Branches and Offices		85	85	85	84
ATMs		486	463	462	417

(1)	Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
(2)	Operating leverage is defined as the percentage change in income before the provision for credit losses and the provision for income taxes. Measures are presented on a linked quarter basis.
(3)	Net interest margin is defined as net interest income, on a taxable equivalent basis, as a percentage of average earning assets.
(4)	Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.
(5)	Leverage ratio as of June 30, 2008 was revised from 7.04%.
(6)

Tangible common equity, a non-GAAP financial measure, is defined by the Company as shareholders’ equity minus goodwill and intangible assets. Intangible assets are included as a component of other assets in the Consolidated Statements of Condition (Unaudited).

Bank of Hawaii Corporation and Subsidiaries
Net Significant Income (Expense) Items (Unaudited)	Table 2

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2009	2009	2008	2009	2008
Gain on Disposal of Leased Equipment	$2,782	$10,036	$—	$12,818	$11,588
Gain on Sale of BOHIS	852	—	—	852	—
Gain on Mandatory Redemption of Visa Shares	—	—	—	—	13,737
Increase in Allowance for Loan and Lease Losses	(3,000)	(10,918)	(2,500)	(13,918)	(11,500)
FDIC Special Assessment	(5,744)	—	—	(5,744)	—
Market Premium on Repurchased Long-Term Privately Placed Debt	—	(875)	—	(875)	—
Cash Grants for the Purchase of Company Stock	—	—	—	—	(4,640)
Employee Incentive Awards	—	—	—	—	(4,386)
Legal Contingencies	—	(1,500)	—	(1,500)	(3,016)
Bank of Hawaii Charitable Foundation and Other Contributions	—	—	—	—	(2,250)
Call Premium on Capital Securities	—	—	—	—	(991)
Separation Expense	—	—	—	—	(615)
Reversal of Visa Legal Costs	—	—	—	—	5,649
Significant Income (Expense) Items Before the Benefit for Income Taxes	(5,110)	(3,257)	(2,500)	(8,367)	3,576
Benefit for Income Taxes	(1,472)	(780)	(875)	(2,252)	(4,256)
Net Significant Income (Expense) Items	$(3,638)	$(2,477)	$(1,625)	$(6,115)	$7,832

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)	Table 3

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2009	2009	2008 (1)	2009	2008 (1)
Interest Income
Interest and Fees on Loans and Leases	$83,342	$86,592	$97,959	$169,934	$202,372
Income on Investment Securities
Trading	—	594	1,209	594	2,369
Available-for-Sale	38,155	32,301	35,321	70,456	69,572
Held-to-Maturity	2,369	2,567	3,033	4,936	6,272
Deposits	5	10	204	15	399
Funds Sold	526	577	420	1,103	1,412
Other	276	276	489	552	915
Total Interest Income	124,673	122,917	138,635	247,590	283,311
Interest Expense
Deposits	14,481	17,025	20,238	31,506	47,703
Securities Sold Under Agreements to Repurchase	6,477	6,652	7,488	13,129	18,105
Funds Purchased	5	5	270	10	903
Short-Term Borrowings	—	—	12	—	46
Long-Term Debt	859	2,173	3,459	3,032	7,206
Total Interest Expense	21,822	25,855	31,467	47,677	73,963
Net Interest Income	102,851	97,062	107,168	199,913	209,348
Provision for Credit Losses	28,690	24,887	7,172	53,577	21,599
Net Interest Income After Provision for Credit Losses	74,161	72,175	99,996	146,336	187,749
Noninterest Income
Trust and Asset Management	11,881	11,632	15,460	23,513	30,546
Mortgage Banking	5,443	8,678	2,738	14,121	7,035
Service Charges on Deposit Accounts	12,910	13,386	12,411	26,296	24,494
Fees, Exchange, and Other Service Charges	15,410	14,976	16,103	30,386	31,494
Investment Securities Gains, Net	12	56	157	68	287
Insurance	4,744	5,641	5,590	10,385	12,720
Other	9,432	15,996	8,080	25,428	40,088
Total Noninterest Income	59,832	70,365	60,539	130,197	146,664
Noninterest Expense
Salaries and Benefits	44,180	47,028	45,984	91,208	101,457
Net Occupancy	10,008	10,328	11,343	20,336	21,786
Net Equipment	4,502	4,316	4,474	8,818	8,795
Professional Fees	4,005	2,549	2,588	6,554	5,201
FDIC Insurance	8,987	1,814	247	10,801	496
Other	17,902	21,898	19,226	39,800	39,559
Total Noninterest Expense	89,584	87,933	83,862	177,517	177,294
Income Before Provision for Income Taxes	44,409	54,607	76,673	99,016	157,119
Provision for Income Taxes	13,403	18,567	28,391	31,970	51,622
Net Income	$31,006	$36,040	$48,282	$67,046	$105,497
Basic Earnings Per Share	$0.65	$0.76	$1.01	$1.41	$2.20
Diluted Earnings Per Share	$0.65	$0.75	$1.00	$1.40	$2.18
Dividends Declared Per Share	$0.45	$0.45	$0.44	$0.90	$0.88
Basic Weighted Average Shares	47,682,604	47,566,005	47,733,278	47,624,521	47,849,945
Diluted Weighted Average Shares	47,948,531	47,802,249	48,300,049	47,876,509	48,423,619

(1)  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition (Unaudited)	Table 4

	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2009	2009	2008	2008 (1)
Assets
Interest-Bearing Deposits	$4,537	$5,031	$5,094	$6,056
Funds Sold	656,000	895,595	405,789	—
Investment Securities
Trading	—	—	91,500	94,347
Available-for-Sale	4,292,911	3,106,608	2,519,239	2,646,506
Held-to-Maturity (Fair Value of $214,484; $233,633; $242,175; and $255,905)	209,807	228,177	239,635	260,592
Loans Held for Sale	40,994	24,121	21,540	11,183
Loans and Leases	6,149,911	6,338,726	6,530,233	6,518,128
Allowance for Loan and Lease Losses	(137,416)	(134,416)	(123,498)	(102,498)
Net Loans and Leases	6,012,495	6,204,310	6,406,735	6,415,630
Total Earning Assets	11,216,744	10,463,842	9,689,532	9,434,314
Cash and Noninterest-Bearing Deposits	294,022	299,393	385,599	280,635
Premises and Equipment	112,681	114,536	116,120	117,323
Customers’ Acceptances	2,084	822	1,308	1,856
Accrued Interest Receivable	43,042	36,928	39,905	42,295
Foreclosed Real Estate	438	346	428	229
Mortgage Servicing Rights	24,731	23,528	21,057	30,272
Goodwill	34,959	34,959	34,959	34,959
Other Assets	465,994	473,774	474,567	429,266
Total Assets	$12,194,695	$11,448,128	$10,763,475	$10,371,149

Liabilities
Deposits
Noninterest-Bearing Demand	$2,109,270	$1,970,041	$1,754,724	$1,876,782
Interest-Bearing Demand	1,589,300	1,926,576	1,854,611	1,631,586
Savings	4,054,039	3,905,709	3,104,863	2,816,222
Time	1,267,052	1,410,465	1,577,900	1,579,400
Total Deposits	9,019,661	9,212,791	8,292,098	7,903,990
Funds Purchased	8,670	9,665	15,734	69,400
Short-Term Borrowings	10,000	10,000	4,900	10,180
Securities Sold Under Agreements to Repurchase	1,799,794	844,283	1,028,835	1,028,518
Long-Term Debt (includes $119,275 and $121,326 carried at fair value as of December 31, 2008 and June 30, 2008, respectively)	91,432	59,003	203,285	205,351
Banker’s Acceptances	2,084	822	1,308	1,856
Retirement Benefits Payable	54,286	54,450	54,776	29,478
Accrued Interest Payable	7,765	10,010	13,837	13,588
Taxes Payable and Deferred Taxes	226,936	258,505	229,699	250,125
Other Liabilities	128,182	154,664	128,299	91,105
Total Liabilities	11,348,810	10,614,193	9,972,771	9,603,591
Shareholders’ Equity
Common Stock ($.01 par value; authorized 500,000,000 shares; issued / outstanding: June 30, 2009 - 57,028,940 / 47,881,083; March 31, 2009 - 57,019,595 / 47,803,544; December 31, 2008 - 57,019,887 / 47,753,371; and June 30, 2008 - 57,016,182 / 47,941,409)	569	569	568	568
Capital Surplus	491,784	491,352	492,515	489,335
Accumulated Other Comprehensive Loss	(1,870)	(1,319)	(28,888)	(15,813)
Retained Earnings	811,121	802,195	787,924	745,244
Treasury Stock, at Cost (Shares: June 30, 2009 - 9,147,857; March 31, 2009 - 9,216,051; December 31, 2008 - 9,266,516; and June 30, 2008 - 9,074,773)	(455,719)	(458,862)	(461,415)	(451,776)
Total Shareholders’ Equity	845,885	833,935	790,704	767,558
Total Liabilities and Shareholders’ Equity	$12,194,695	$11,448,128	$10,763,475	$10,371,149

(1)  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders’ Equity (Unaudited)	Table 5

				Accum.
				Other
		Common	Capital	Comprehensive	Retained	Treasury	Comprehensive
(dollars in thousands)	Total	Stock	Surplus	Loss	Earnings	Stock	Income
Balance as of December 31, 2008	$790,704	$568	$492,515	$(28,888)	$787,924	$(461,415)
Comprehensive Income:
Net Income	67,046	—	—	—	67,046	—	$67,046
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	26,302	—	—	26,302	—	—	26,302
Amortization of Net Loss Related to Pension and Postretirement Benefit Plans	716	—	—	716	—	—	716
Total Comprehensive Income							$94,064
Share-Based Compensation	944	—	944	—	—	—
Net Tax Benefits related to Share-Based Compensation	(430)	—	(430)	—	—	—
Common Stock Issued under Purchase and Equity Compensation Plans (152,582 shares)	4,517	1	(1,245)	—	(791)	6,552
Common Stock Repurchased (24,870 shares)	(856)	—	—	—	—	(856)
Cash Dividends Paid	(43,058)	—	—	—	(43,058)	—
Balance as of June 30, 2009	$845,885	$569	$491,784	$(1,870)	$811,121	$(455,719)

Balance as of December 31, 2007	$750,255	$567	$484,790	$(5,091)	$688,638	$(418,649)
Cumulative-Effect Adjustment of a Change in Accounting Principle, Net of Tax:
SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115”	(2,736)	—	—	—	(2,736)	—
Comprehensive Income:
Net Income	105,497	—	—	—	105,497	—	$105,497
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	(10,820)	—	—	(10,820)	—	—	(10,820)
Amortization of Net Loss Related to Pension and Postretirement Benefit Plans	98	—	—	98	—	—	98
Total Comprehensive Income							$94,775
Share-Based Compensation	3,072	—	3,072	—	—	—
Net Tax Benefits related to Share-Based Compensation	1,304	—	1,304	—	—	—
Common Stock Issued under Purchase and Equity Compensation Plans (276,946 shares)	8,478	1	169	—	(3,812)	12,120
Common Stock Repurchased (923,330 shares)	(45,247)	—	—	—	—	(45,247)
Cash Dividends Paid	(42,343)	—	—	—	(42,343)	—
Balance as of June 30, 2008	$767,558	$568	$489,335	$(15,813)	$745,244	$(451,776)

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable Equivalent Basis (Unaudited)	Table 6a

	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2009			March 31, 2009			June 30, 2008 (1)
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$5.2	$—	0.36%	$4.9	$—	0.84%	$33.0	$0.2	2.45%
Funds Sold	833.2	0.5	0.25	912.9	0.6	0.25	81.9	0.4	2.03
Investment Securities
Trading	—	—	—	48.8	0.6	4.87	97.6	1.2	4.96
Available-for-Sale	3,662.1	38.5	4.21	2,628.7	32.5	4.95	2,649.9	35.6	5.37
Held-to-Maturity	219.9	2.4	4.31	235.0	2.6	4.37	269.6	3.1	4.50
Loans Held for Sale	24.1	0.2	4.21	21.8	0.2	4.41	9.3	0.1	5.78
Loans and Leases (2)
Commercial and Industrial	984.1	9.9	4.02	1,031.3	10.4	4.11	1,060.7	14.3	5.42
Commercial Mortgage	763.8	9.9	5.22	730.6	9.6	5.32	663.0	10.1	6.15
Construction	144.5	1.5	4.03	154.1	1.6	4.21	177.3	2.5	5.76
Commercial Lease Financing	450.2	3.5	3.13	462.9	3.7	3.16	470.6	4.1	3.50
Residential Mortgage	2,359.0	34.6	5.88	2,437.4	36.3	5.96	2,494.1	38.0	6.09
Home Equity	999.3	12.6	5.07	1,028.7	13.0	5.13	983.7	14.3	5.85
Automobile	325.5	6.5	7.96	356.3	7.0	7.94	423.1	8.6	8.16
Other (3)	232.0	4.6	7.89	245.2	4.8	7.86	259.1	5.9	9.11
Total Loans and Leases	6,258.4	83.1	5.32	6,446.5	86.4	5.40	6,531.6	97.8	6.01
Other	79.7	0.3	1.39	79.7	0.3	1.39	79.6	0.5	2.46
Total Earning Assets (4)	11,082.6	125.0	4.52	10,378.3	123.2	4.77	9,752.5	138.9	5.71
Cash and Noninterest-Bearing Deposits	203.9			243.4			272.9
Other Assets	467.1			474.6			479.0
Total Assets	$11,753.6			$11,096.3			$10,504.4

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,907.7	0.3	0.07	$1,888.6	0.3	0.06	$1,561.2	1.2	0.29
Savings	4,036.9	7.8	0.77	3,533.0	8.2	0.94	2,861.3	6.5	0.92
Time	1,330.6	6.4	1.92	1,500.8	8.5	2.30	1,646.5	12.5	3.07
Total Interest-Bearing Deposits	7,275.2	14.5	0.80	6,922.4	17.0	1.00	6,069.0	20.2	1.34
Short-Term Borrowings	16.4	—	0.12	18.7	—	0.11	61.2	0.3	1.82
Securities Sold Under Agreements to Repurchase	1,168.2	6.5	2.20	935.4	6.7	2.85	1,060.2	7.5	2.81
Long-Term Debt	71.1	0.8	4.84	148.2	2.2	5.88	224.3	3.5	6.18
Total Interest-Bearing Liabilities	8,530.9	21.8	1.02	8,024.7	25.9	1.30	7,414.7	31.5	1.70
Net Interest Income		$103.2			$97.3			$107.4
Interest Rate Spread			3.50%			3.47%			4.01%
Net Interest Margin			3.73%			3.76%			4.41%
Noninterest-Bearing Demand Deposits	1,946.9			1,829.0			1,889.2
Other Liabilities	417.7			424.4			418.1
Shareholders’ Equity	858.1			818.2			782.4
Total Liabilities and Shareholders’ Equity	$11,753.6			$11,096.3			$10,504.4

(1)	Certain prior period information has been reclassified to conform to current presentation.
(2)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(3)	Comprised of other consumer revolving credit, installment, and consumer lease financing.
(4)

Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $331,000, $226,000, and $239,000 for the three months ended June 30, 2009, March 31, 2009, and June 30, 2008, respectively.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable Equivalent Basis (Unaudited)	Table 6b

	Six Months Ended			Six Months Ended
	June 30, 2009			June 30, 2008 (1)
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$5.0	$—	0.59%	$30.2	$0.4	2.62%
Funds Sold	872.8	1.1	0.25	110.1	1.4	2.54
Investment Securities
Trading	24.3	0.6	4.90	96.7	2.4	4.90
Available-for-Sale	3,148.3	71.0	4.51	2,640.8	70.0	5.31
Held-to-Maturity	227.4	4.9	4.34	277.5	6.3	4.52
Loans Held for Sale	23.0	0.5	4.30	9.9	0.3	5.59
Loans and Leases (2)
Commercial and Industrial	1,007.6	20.3	4.06	1,062.9	30.9	5.84
Commercial Mortgage	747.3	19.5	5.27	656.0	20.5	6.30
Construction	149.3	3.1	4.12	188.5	5.9	6.27
Commercial Lease Financing	456.5	7.2	3.14	474.2	8.1	3.43
Residential Mortgage	2,398.0	71.0	5.92	2,495.4	76.2	6.11
Home Equity	1,013.9	25.6	5.10	988.6	30.7	6.23
Automobile	340.8	13.4	7.95	430.9	17.5	8.17
Other (3)	238.5	9.3	7.88	263.3	12.3	9.43
Total Loans and Leases	6,351.9	169.4	5.36	6,559.8	202.1	6.18
Other	79.7	0.6	1.39	79.5	0.9	2.30
Total Earning Assets (4)	10,732.4	248.1	4.64	9,804.5	283.8	5.80
Cash and Noninterest-Bearing Deposits	223.6			283.5
Other Assets	470.8			486.2
Total Assets	$11,426.8			$10,574.2

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,898.2	0.6	0.07	$1,556.1	3.4	0.44
Savings	3,786.4	16.0	0.85	2,808.2	15.8	1.13
Time	1,415.2	14.9	2.12	1,696.9	28.5	3.38
Total Interest-Bearing Deposits	7,099.8	31.5	0.89	6,061.2	47.7	1.58
Short-Term Borrowings	17.6	—	0.11	70.4	1.0	2.67
Securities Sold Under Agreements to Repurchase	1,052.4	13.1	2.48	1,112.2	18.1	3.24
Long-Term Debt	109.4	3.0	5.56	232.0	7.2	6.22
Total Interest-Bearing Liabilities	8,279.2	47.6	1.16	7,475.8	74.0	1.98
Net Interest Income		$200.5			$209.8
Interest Rate Spread			3.48%			3.82%
Net Interest Margin			3.75%			4.29%
Noninterest-Bearing Demand Deposits	1,888.3			1,894.2
Other Liabilities	421.0			427.9
Shareholders’ Equity	838.3			776.3
Total Liabilities and Shareholders’ Equity	$11,426.8			$10,574.2

(1)	Certain prior period information has been reclassified to conform to current presentation.
(2)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(3)	Comprised of other consumer revolving credit, installment, and consumer lease financing.
(4)	Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $557,000 and $477,000 for the six months ended June 30, 2009 and 2008, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)	Table 7a

	Three Months Ended June 30, 2009
	Compared to March 31, 2009
(dollars in millions)	Volume (1)	Rate (1)	Time (1)	Total
Change in Interest Income:
Funds Sold	$(0.1)	$—	$—	$(0.1)
Investment Securities
Trading	(0.3)	(0.3)	—	(0.6)
Available-for-Sale	11.2	(5.5)	0.3	6.0
Held-to-Maturity	(0.2)	(0.1)	0.1	(0.2)
Loans and Leases
Commercial and Industrial	(0.4)	(0.2)	0.1	(0.5)
Commercial Mortgage	0.4	(0.2)	0.1	0.3
Construction	(0.1)	—	—	(0.1)
Commercial Lease Financing	(0.1)	(0.1)	—	(0.2)
Residential Mortgage	(1.5)	(0.6)	0.4	(1.7)
Home Equity	(0.3)	(0.1)	—	(0.4)
Automobile	(0.6)	—	0.1	(0.5)
Other (2)	(0.2)	—	—	(0.2)
Total Loans and Leases	(2.8)	(1.2)	0.7	(3.3)
Total Change in Interest Income	7.8	(7.1)	1.1	1.8

Change in Interest Expense:
Interest-Bearing Deposits
Savings	1.1	(1.6)	0.1	(0.4)
Time	(0.9)	(1.3)	0.1	(2.1)
Total Interest-Bearing Deposits	0.2	(2.9)	0.2	(2.5)
Securities Sold Under Agreements to Repurchase	1.4	(1.7)	0.1	(0.2)
Long-Term Debt	(1.0)	(0.4)	—	(1.4)
Total Change in Interest Expense	0.6	(5.0)	0.3	(4.1)

Change in Net Interest Income	$7.2	$(2.1)	$0.8	$5.9

(1)	The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume, rate, and time for that category.
(2)	Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)	Table 7b

	Three Months Ended June 30, 2009
	Compared to June 30, 2008
(dollars in millions)	Volume (1)	Rate (1)	Total
Change in Interest Income:
Interest-Bearing Deposits	$(0.1)	$(0.1)	$(0.2)
Funds Sold	0.8	(0.7)	0.1
Investment Securities
Trading	(0.6)	(0.6)	(1.2)
Available-for-Sale	11.7	(8.8)	2.9
Held-to-Maturity	(0.6)	(0.1)	(0.7)
Loans Held for Sale	0.2	(0.1)	0.1
Loans and Leases
Commercial and Industrial	(0.9)	(3.5)	(4.4)
Commercial Mortgage	1.4	(1.6)	(0.2)
Construction	(0.4)	(0.6)	(1.0)
Commercial Lease Financing	(0.2)	(0.4)	(0.6)
Residential Mortgage	(2.0)	(1.4)	(3.4)
Home Equity	0.2	(1.9)	(1.7)
Automobile	(1.9)	(0.2)	(2.1)
Other (2)	(0.6)	(0.7)	(1.3)
Total Loans and Leases	(4.4)	(10.3)	(14.7)
Other	—	(0.2)	(0.2)
Total Change in Interest Income	7.0	(20.9)	(13.9)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.2	(1.1)	(0.9)
Savings	2.4	(1.1)	1.3
Time	(2.1)	(4.0)	(6.1)
Total Interest-Bearing Deposits	0.5	(6.2)	(5.7)
Short-Term Borrowings	(0.1)	(0.2)	(0.3)
Securities Sold Under Agreements to Repurchase	0.7	(1.7)	(1.0)
Long-Term Debt	(2.0)	(0.7)	(2.7)
Total Change in Interest Expense	(0.9)	(8.8)	(9.7)

Change in Net Interest Income	$7.9	$(12.1)	$(4.2)

(1)	The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.
(2)	Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)	Table 7c

	Six Months Ended June 30, 2009
	Compared to June 30, 2008
(dollars in millions)	Volume (1)	Rate (1)	Total
Change in Interest Income:
Interest-Bearing Deposits	$(0.2)	$(0.2)	$(0.4)
Funds Sold	2.0	(2.3)	(0.3)
Investment Securities
Trading	(1.8)	—	(1.8)
Available-for-Sale	12.4	(11.4)	1.0
Held-to-Maturity	(1.1)	(0.3)	(1.4)
Loans Held for Sale	0.3	(0.1)	0.2
Loans and Leases
Commercial and Industrial	(1.5)	(9.1)	(10.6)
Commercial Mortgage	2.6	(3.6)	(1.0)
Construction	(1.0)	(1.8)	(2.8)
Commercial Lease Financing	(0.3)	(0.6)	(0.9)
Residential Mortgage	(2.9)	(2.3)	(5.2)
Home Equity	0.7	(5.8)	(5.1)
Automobile	(3.6)	(0.5)	(4.1)
Other (2)	(1.1)	(1.9)	(3.0)
Total Loans and Leases	(7.1)	(25.6)	(32.7)
Other	—	(0.3)	(0.3)
Total Change in Interest Income	4.5	(40.2)	(35.7)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.6	(3.4)	(2.8)
Savings	4.7	(4.5)	0.2
Time	(4.2)	(9.4)	(13.6)
Total Interest-Bearing Deposits	1.1	(17.3)	(16.2)
Short-Term Borrowings	(0.4)	(0.6)	(1.0)
Securities Sold Under Agreements to Repurchase	(0.9)	(4.1)	(5.0)
Long-Term Debt	(3.5)	(0.7)	(4.2)
Total Change in Interest Expense	(3.7)	(22.7)	(26.4)

Change in Net Interest Income	$8.2	$(17.5)	$(9.3)

(1)	The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.
(2)	Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits (Unaudited)	Table 8

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2009	2009	2008	2009	2008
Salaries	$30,732	$29,845	$30,019	$60,577	$58,922
Incentive Compensation	3,407	3,292	4,122	6,699	10,389
Share-Based Compensation and Cash Grants for the Purchase of Company Stock	604	787	1,124	1,391	7,412
Commission Expense	1,750	2,255	1,992	4,005	3,865
Retirement and Other Benefits	3,804	4,619	3,499	8,423	8,725
Payroll Taxes	2,344	3,500	2,491	5,844	5,905
Medical, Dental, and Life Insurance	1,236	2,664	2,470	3,900	4,969
Separation Expense	303	66	267	369	1,270
Total Salaries and Benefits	$44,180	$47,028	$45,984	$91,208	$101,457

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances (Unaudited)	Table 9

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2009	2009	2008	2008 (1)	2008 (1)
Commercial
Commercial and Industrial	$932,444	$1,000,640	$1,053,781	$1,077,314	$1,052,319
Commercial Mortgage	788,226	726,193	740,779	708,961	680,784
Construction	140,455	153,754	153,952	153,364	168,678
Lease Financing	468,030	454,822	468,140	467,279	471,443
Total Commercial	2,329,155	2,335,409	2,416,652	2,406,918	2,373,224
Consumer
Residential Mortgage	2,309,971	2,402,061	2,461,824	2,478,925	2,485,558
Home Equity	977,632	1,016,381	1,033,221	1,004,437	989,683
Automobile	309,877	343,642	369,789	395,015	413,338
Other (2)	223,276	241,233	248,747	254,163	256,325
Total Consumer	3,820,756	4,003,317	4,113,581	4,132,540	4,144,904
Total Loans and Leases	$6,149,911	$6,338,726	$6,530,233	$6,539,458	$6,518,128

Air Transportation Credit Exposure (3) (Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2009	2009	2008	2008	2008
Passenger Carriers Based In the United States	$56,774	$56,876	$60,189	$60,260	$60,603
Passenger Carriers Based Outside the United States	5,374	5,433	5,672	5,809	7,161
Cargo Carriers	—	13,994	13,831	13,689	13,568
Total Air Transportation Credit Exposure	$62,148	$76,303	$79,692	$79,758	$81,332

Deposits (Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2009	2009	2008	2008	2008
Consumer	4,747,612	4,702,494	4,593,248	4,460,965	4,463,632
Commercial	3,828,521	3,645,842	3,221,668	2,835,699	3,013,234
Public and Other	443,528	864,455	477,182	361,820	427,124
Total Deposits	$9,019,661	$9,212,791	$8,292,098	$7,658,484	$7,903,990

(1)  Certain prior period information has been reclassified to conform to current presentation.

(2)  Comprised of other revolving credit, installment, and lease financing.

(3)  Exposure includes leveraged leases and a direct financing lease.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More (Unaudited)	Table 10

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2009	2009	2008	2008	2008
Non-Performing Assets
Non-Accrual Loans and Leases (1)
Commercial
Commercial and Industrial	$10,511	$21,839	$3,869	$574	$1,119
Commercial Mortgage	1,219	—	—	—	—
Construction	6,548	5,001	5,001	—	—
Lease Financing	956	910	133	149	329
Total Commercial	19,234	27,750	9,003	723	1,448
Consumer
Residential Mortgage	16,265	9,230	3,904	3,749	3,784
Home Equity	2,567	1,620	1,614	1,162	1,189
Other (2)	550	1,383	—	—	30
Total Consumer	19,382	12,233	5,518	4,911	5,003
Total Non-Accrual Loans and Leases	38,616	39,983	14,521	5,634	6,451
Foreclosed Real Estate	438	346	428	293	229
Total Non-Performing Assets	$39,054	$40,329	$14,949	$5,927	$6,680

Accruing Loans and Leases Past Due 90 Days or More (1)
Commercial
Commercial and Industrial	$13	$—	$6,785	$—	$—
Lease Financing	—	257	268	—	—
Total Commercial	13	257	7,053	—	—
Consumer
Residential Mortgage	4,657	4,794	4,192	3,455	2,601
Home Equity	2,879	1,720	1,077	296	201
Automobile	769	776	743	758	625
Other (2)	1,270	1,100	1,134	926	756
Total Consumer	9,575	8,390	7,146	5,435	4,183
Total Accruing Loans and Leases Past Due 90 Days or More	$9,588	$8,647	$14,199	$5,435	$4,183

Total Loans and Leases	$6,149,911	$6,338,726	$6,530,233	$6,539,458	$6,518,128

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.63%	0.63%	0.22%	0.09%	0.10%

Ratio of Non-Performing Assets to Total Loans and Leases and Foreclosed Real Estate	0.63%	0.64%	0.23%	0.09%	0.10%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans and Leases	0.83%	1.19%	0.37%	0.03%	0.06%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans and Leases and Foreclosed Real Estate	0.52%	0.31%	0.14%	0.13%	0.13%

Ratio of Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More to Total Loans and Leases	0.79%	0.77%	0.45%	0.17%	0.17%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$40,329	$14,949	$5,927	$6,680	$6,045
Additions	22,459	29,164	15,464	1,355	2,900
Reductions
Payments	(15,593)	(874)	(2,440)	(955)	(630)
Return to Accrual Status	(230)	(768)	(1,468)	(756)	(943)
Sales of Foreclosed Real Estate	—	(82)	—	—	—
Charge-offs/Write-downs	(7,911)	(2,060)	(2,534)	(397)	(692)
Total Reductions	(23,734)	(3,784)	(6,442)	(2,108)	(2,265)
Balance at End of Quarter	$39,054	$40,329	$14,949	$5,927	$6,680

(1)	As of June 30, 2009, troubled debt restructurings which were not included in non-accrual loans and accruing loans past due 90 days or more were $2.3 million.
(2)	Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses (Unaudited)	Table 11

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2009	2009	2008	2009	2008
Balance at Beginning of Period	$139,835	$128,667	$105,167	$128,667	$96,167
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(12,249)	(6,464)	(1,396)	(18,713)	(2,785)
Lease Financing	(4,473)	(20)	(142)	(4,493)	(276)
Consumer
Residential Mortgage	(1,814)	(827)	(133)	(2,641)	(133)
Home Equity	(3,303)	(2,316)	(473)	(5,619)	(1,279)
Automobile	(2,121)	(2,982)	(2,187)	(5,103)	(5,102)
Other (1)	(3,643)	(3,577)	(1,954)	(7,220)	(4,757)
Total Loans and Leases Charged-Off	(27,603)	(16,186)	(6,285)	(43,789)	(14,332)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	228	542	201	770	1,187
Lease Financing	30	2	2	32	5
Consumer
Residential Mortgage	126	145	17	271	95
Home Equity	76	96	26	172	47
Automobile	735	727	700	1,462	1,496
Other (1)	718	705	667	1,423	1,403
Total Recoveries on Loans and Leases Previously Charged-Off	1,913	2,217	1,613	4,130	4,233
Net Loans and Leases Charged-Off	(25,690)	(13,969)	(4,672)	(39,659)	(10,099)
Provision for Credit Losses	28,690	24,887	7,172	53,577	21,599
Provision for Unfunded Commitments	—	250	—	250	—
Balance at End of Period (2)	$142,835	$139,835	$107,667	$142,835	$107,667

Components
Allowance for Loan and Lease Losses	$137,416	$134,416	$102,498	$137,416	$102,498
Reserve for Unfunded Commitments	5,419	5,419	5,169	5,419	5,169
Total Reserve for Credit Losses	$142,835	$139,835	$107,667	$142,835	$107,667

Average Loans and Leases Outstanding	$6,258,403	$6,446,513	$6,531,587	$6,351,938	$6,559,753

Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding (annualized)	1.65%	0.88%	0.29%	1.26%	0.31%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	2.23%	2.12%	1.57%	2.23%	1.57%

(1)	Comprised of other revolving credit, installment, and lease financing.
(2)

Included in this analysis is activity related to the Company’s reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition (Unaudited).

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information (Unaudited)	Table 12a

	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total

Three Months Ended June 30, 2009
Net Interest Income	$53,631	$43,376	$4,326	$1,518	$102,851
Provision for Credit Losses	11,465	16,480	746	(1)	28,690
Net Interest Income After Provision for Credit Losses	42,166	26,896	3,580	1,519	74,161
Noninterest Income	25,169	16,774	14,615	3,274	59,832
Noninterest Expense	(42,587)	(29,119)	(15,797)	(2,081)	(89,584)
Income Before Provision for Income Taxes	24,748	14,551	2,398	2,712	44,409
Provision for Income Taxes	(9,170)	(5,205)	(887)	1,859	(13,403)
Net Income	$15,578	$9,346	$1,511	$4,571	$31,006
Total Assets as of June 30, 2009	$3,299,113	$2,939,637	$267,546	$5,688,399	$12,194,695

Three Months Ended June 30, 2008 (1)
Net Interest Income	$59,529	$43,285	$3,938	$416	$107,168
Provision for Credit Losses	2,571	4,652	(1)	(50)	7,172
Net Interest Income After Provision for Credit Losses	56,958	38,633	3,939	466	99,996
Noninterest Income	23,644	13,623	19,019	4,253	60,539
Noninterest Expense	(40,380)	(26,195)	(16,363)	(924)	(83,862)
Income Before Provision for Income Taxes	40,222	26,061	6,595	3,795	76,673
Provision for Income Taxes	(14,882)	(9,655)	(2,440)	(1,414)	(28,391)
Net Income	$25,340	$16,406	$4,155	$2,381	$48,282
Total Assets as of June 30, 2008 (1)	$3,638,301	$3,008,887	$242,443	$3,481,518	$10,371,149

(1)  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information (Unaudited)	Table 12b

	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total

Six Months Ended June 30, 2009
Net Interest Income (Loss)	$107,021	$84,966	$8,318	$(392)	$199,913
Provision for Credit Losses	25,981	26,291	1,550	(245)	53,577
Net Interest Income (Loss) After Provision for Credit Losses	81,040	58,675	6,768	(147)	146,336
Noninterest Income	53,444	40,891	29,060	6,802	130,197
Noninterest Expense	(84,895)	(56,656)	(32,357)	(3,609)	(177,517)
Income Before Provision for Income Taxes	49,589	42,910	3,471	3,046	99,016
Provision for Income Taxes	(18,360)	(15,676)	(1,284)	3,350	(31,970)
Net Income	$31,229	$27,234	$2,187	$6,396	$67,046
Total Assets as of June 30, 2009	$3,299,113	$2,939,637	$267,546	$5,688,399	$12,194,695

Six Months Ended June 30, 2008 (1)
Net Interest Income (Loss)	$117,922	$86,144	$7,808	$(2,526)	$209,348
Provision for Credit Losses	10,523	11,878	(1)	(801)	21,599
Net Interest Income (Loss) After Provision for Credit Losses	107,399	74,266	7,809	(1,725)	187,749
Noninterest Income	48,491	39,570	37,280	21,323	146,664
Noninterest Expense	(80,997)	(53,721)	(33,226)	(9,350)	(177,294)
Income Before Provision for Income Taxes	74,893	60,115	11,863	10,248	157,119
Provision for Income Taxes	(27,710)	(22,295)	(4,389)	2,772	(51,622)
Net Income	$47,183	$37,820	$7,474	$13,020	$105,497
Total Assets as of June 30, 2008 (1)	$3,638,301	$3,008,887	$242,443	$3,481,518	$10,371,149

(1)  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data (Unaudited)	Table 13

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands, except per share amounts)	2009	2009	2008 (1)	2008 (1)	2008 (1)
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$83,342	$86,592	$95,598	$92,744	$97,959
Income on Investment Securities
Trading	—	594	1,152	1,174	1,209
Available-for-Sale	38,155	32,301	34,352	35,152	35,321
Held-to-Maturity	2,369	2,567	2,735	2,870	3,033
Deposits	5	10	25	33	204
Funds Sold	526	577	48	141	420
Other	276	276	276	490	489
Total Interest Income	124,673	122,917	134,186	132,604	138,635
Interest Expense
Deposits	14,481	17,025	16,960	17,736	20,238
Securities Sold Under Agreements to Repurchase	6,477	6,652	7,984	7,675	7,488
Funds Purchased	5	5	175	507	270
Short-Term Borrowings	—	—	103	13	12
Long-Term Debt	859	2,173	3,110	3,098	3,459
Total Interest Expense	21,822	25,855	28,332	29,029	31,467
Net Interest Income	102,851	97,062	105,854	103,575	107,168
Provision for Credit Losses	28,690	24,887	18,558	20,358	7,172
Net Interest Income After Provision for Credit Losses	74,161	72,175	87,296	83,217	99,996
Noninterest Income
Trust and Asset Management	11,881	11,632	12,275	14,193	15,460
Mortgage Banking	5,443	8,678	508	621	2,738
Service Charges on Deposit Accounts	12,910	13,386	13,306	13,045	12,411
Fees, Exchange, and Other Service Charges	15,410	14,976	14,897	15,604	16,103
Investment Securities Gains, Net	12	56	86	159	157
Insurance	4,744	5,641	5,953	5,902	5,590
Other	9,432	15,996	7,438	7,462	8,080
Total Noninterest Income	59,832	70,365	54,463	56,986	60,539
Noninterest Expense
Salaries and Benefits	44,180	47,028	43,737	46,764	45,984
Net Occupancy	10,008	10,328	11,548	11,795	11,343
Net Equipment	4,502	4,316	4,573	4,775	4,474
Professional Fees	4,005	2,549	3,040	3,270	2,588
FDIC Insurance	8,987	1,814	693	321	247
Other	17,902	21,898	19,099	19,865	19,226
Total Noninterest Expense	89,584	87,933	82,690	86,790	83,862
Income Before Provision for Income Taxes	44,409	54,607	59,069	53,413	76,673
Provision for Income Taxes	13,403	18,567	19,762	6,004	28,391
Net Income	$31,006	$36,040	$39,307	$47,409	$48,282

Basic Earnings Per Share	$0.65	$0.76	$0.83	$1.00	$1.01
Diluted Earnings Per Share	$0.65	$0.75	$0.82	$0.99	$1.00

Balance Sheet Totals
Loans and Leases	$6,149,911	$6,338,726	$6,530,233	$6,539,458	$6,518,128
Total Assets	12,194,695	11,448,128	10,763,475	10,335,047	10,371,149
Total Deposits	9,019,661	9,212,791	8,292,098	7,658,484	7,903,990
Total Shareholders’ Equity	845,885	833,935	790,704	780,020	767,558

Performance Ratios
Return on Average Assets	1.06%	1.32%	1.52%	1.82%	1.85%
Return on Average Shareholders’ Equity	14.49	17.86	19.56	24.17	24.82
Efficiency Ratio (2)	55.07	52.52	51.58	54.05	50.01
Net Interest Margin (3)	3.73	3.76	4.43	4.33	4.41

(1)	Certain prior period information has been reclassified to conform to current presentation.
(2)	The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(3)	The net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends (Unaudited)	Table 14

	Five Months Ended	Year Ended
	May 31,	December 31,
(percentage change)	2009	2008	2007
Hawaii Economic Trends
State General Fund Revenues (1)	(9.9)%	(1.5)%	3.6%
General Excise and Use Tax Revenue (2)	(13.9)	(2.0)	6.8
Jobs (1)	(3.1)	(0.7)	1.0

	June 30,	December 31,
(annual percentage, except June)	2009	2008	2007
Unemployment (3)
Statewide, seasonally adjusted	7.4%	4.0%	2.6%

Oahu	6.9	3.5	2.5
Island of Hawaii	11.5	5.5	3.3
Maui	9.7	4.5	2.8
Kauai	11.1	4.4	2.5

	June 30,	December 31,
(percentage change, except months of inventory)	2009	2008	2007
Housing Trends (Single Family Oahu) (4)
Median Home Price	(9.0)%	(3.0)%	2.1%
Home Sales Volume (units)	9.5	(24.4)	(10.2)
Months of Inventory	7.6	8.0	6.0

	May 31,	April 30,	March 31,	February 28,	January 31,	December 31,
(in thousands)	2009	2009	2009	2009	2009	2008
Tourism (1)
Monthly Visitor Arrivals, seasonally adjusted	554.5	555.1	509.6	549.4	540.0	517.4
Percentage change from previous month	(0.1)%	8.9%	(7.2)%	1.7%	4.4%	(4.1)%

(1)  Source:  University of Hawaii Economic Research Organization.

(2)  Source:  Hawaii Department of Business, Economic Development & Tourism.

(3)  Source:  University of Hawaii Economic Research Organization, State of Hawaii Department of Labor and Industrial Relations.

(4)  Source:  Honolulu Board of REALTORS.